Supplemental Cash Flow Information Schedule of Reconciliation of Cash, Cash Equivalents and Restricted Cash (Details) - USD ($) $ in Thousands	Jun. 30, 2020	Dec. 31, 2019	Jun. 30, 2019	Dec. 31, 2018	Sep. 30, 2018
Supplemental Cash Flow Elements [Abstract]
Cash and cash equivalents	$ 226,328	$ 160,221	$ 124,880	$ 149,014
Restricted cash – current	11,544	53,689	48,869	38,329
Restricted cash – long-term	54,603	39,381	31,439	35,521
Total	$ 292,475	$ 253,291	$ 205,188	$ 222,864	$ 205,188